EXHIBIT 21
                              LIST OF SUBSIDIARIES

                      IMMEDIATE SUBSIDIARIES OF THE COMPANY

                                                                                                                 PERCENTAGE
                                                                            STATE OR                              OF VOTING
                                                                          JURISDICTION OF                        SECURITIES
                   NAME                                                   INCORPORATION                            OWNED
Hilliard Oil & Gas, Inc.. . . . . . . . . .                                  Nevada                                 100%
Java Boat Corporation . . . . . . . . . . .                                  Louisiana                              100%
Pacific Tidewater Pty. Ltd. . . . . . . . .                                  Australia                              100%
Pental Insurance Co. Ltd. . . . . . . . . .                                  Bermuda                                100%
Provident Marine Ltd. . . . . . . . . . . .                                  Turks & Caicos Is.                      50%
Seafarer Boat Corporation . . . . . . . . .                                  Louisiana                              100%
Servicios Maritimos Ves, S.A. de R.L. . . .                                  Mexico                                  49%
Sin-Hai Offshore Co. Pte. Ltd.. . . . . . .                                  Singapore                             97.5%
S.O.P., Inc.. . . . . . . . . . . . . . . .                                  Louisiana                              100%
Tidewater Compression Service, Inc. . . . .                                  Texas                                  100%
Tidewater Crewing Limited . . . . . . . . .                                  Cayman Islands                         100%
Tidewater Expansion, Inc . . . . . . . . .                                   Delaware                               100%
Tidewater Foreign Sales Corporation . . . .                                  Barbados                               100%
Tidewater (IOM) Limited . . . . . . . . . .                                  Isle of Man                            100%
Tidewater Marine, Inc.. . . . . . . . . . .                                  Louisiana                              100%
Tidewater Marine (Malaysia) Sdn. Bhd. . . .                                  Malaysia                               100%
Tidewater Marine Service, Inc.. . . . . . .                                  Louisiana                              100%
Tidewater Marine West Indies Limited. . . .                                  Bahama Islands                         100%
Tidewater Nautico, Inc. . . . . . . . . . .                                  Panama                                 100%
Tidewater Services, Inc.. . . . . . . . . .                                  Louisiana                              100%
Tidewater Venezuela, C.A. . . . . . . . . .                                  Venezuela                              100%
Twenty Grand Marine Service, Inc. . . . . .                                  Louisiana                              100%
Twenty Grand Offshore, Inc. . . . . . . . .                                  Louisiana                              100%
Zapata Gulf Marine Corporation. . . . . . .                                  Delaware                               100%

                        SUBSIDIARY OF THE COMPANY THROUGH
                               EQUIPO ZULIA, C. A.

Remolcadores y Gabarras Remigasa, S.A. . .                                   Venezuela                             19.9%


                        SUBSIDIARY OF THE COMPANY THROUGH
                          GULF FLEET MIDDLE EAST, INC.

Gulf Fleet Abu Dhabi. . . . . . . . . . . .                                  Abu Dhabi                               49%

                       SUBSIDIARIES OF THE COMPANY THROUGH
                         GULF FLEET SUPPLY VESSELS, INC.

Gulf Fleet Middle East, Inc.. . . . . . . .                                  Panama                                 100%
Gulf Fleet N.V. . . . . . . . . . . . . . .                                  Netherlands Antilles                   100%
Tidewater Marine Alaska, Inc. . . . . . . .                                  Alaska                                 100%
Tidewater Marine Atlantic, Inc. . . . . . .                                  Delaware                               100%
Tidewater Marine International Pte. Ltd.. .                                  Singapore                              100%
Zapata Gulf Crews, Inc. . . . . . . . . . .                                  Panama                                 100%
Zapata Gulf Pacific, Inc. . . . . . . . . .                                  Delaware                               100%


                        SUBSIDIARY OF THE COMPANY THROUGH
            GULF FLEET SUPPLY VESSELS, INC. AND JAVA BOAT CORPORATION

Servicios de Abastecimientos Mexicanos,
  S. de R.L. de C.V.. . . . . . . . . . . .                                  Mexico                                 100%


                        SUBSIDIARY OF THE COMPANY THROUGH
      GULF FLEET SUPPLY VESSELS, INC., SERVICIOS MARITIMOS VES, S. DE R.L.
                           AND TIDEWATER MARINE, INC.

Servicios y Representaciones Maritimas
  Mexicanas, S.A. de C.V. . . . . . . . . .                                  Mexico                                  74%


                        SUBSIDIARY OF THE COMPANY THROUGH
      GULF FLEET SUPPLY VESSELS, INC., SERVICIOS MARITIMOS VES, S. DE R.L.
       AND SERVICIOS Y REPRESENTACIONES MARITIMAS MEXICANANS, S.A. DE C.V.

Servicios Maritimos del Carmen, S.A. de C.V.                                 Mexico                                  70%


                        SUBSIDIARY OF THE COMPANY THROUGH
               GULF FLEET SUPPLY VESSELS, INC. AND TIDEWATER INC.

TT Boat Corporation . . . . . . . . . . . .                                  Louisiana                              100%

                        SUBSIDIARY OF THE COMPANY THROUGH
               GULF FLEET SUPPLY VESSELS, INC., TIDEWATER INC. AND
                         ZAPATA GULF MARINE CORPORATION

Zapata Gulf Marine International Limited. .                                  Vanuatu                                100%


                        SUBSIDIARY OF THE COMPANY THROUGH
       GULF FLEET SUPPLY VESSELS, INC. AND ZAPATA GULF MARINE CORPORATION

Zapata Gulf Marine Operators, Inc.. . . . .                                  Delaware                               100%


                       SUBSIDIARIES OF THE COMPANY THROUGH
                           JACKSON MARINE CORPORATION

Al Wasl Marine Limited. . . . . . . . . . .                                  Dubai                                   49%
Jackson Marine, S.A.. . . . . . . . . . . .                                  Panama                                 100%
Jackson Marine Shipping Limited . . . . . .                                  United Kingdom                         100%
Mashhor Marine Sdn. Bhd.. . . . . . . . . .                                  Brunei                                  70%
The National Marine Services Company. . . .                                  Abu Dhabi                               40%


                       SUBSIDIARIES OF THE COMPANY THROUGH
                         PACIFIC TIDEWATER PTY. LIMITED

Tidewater Chartering Pty. Ltd.. . . . . . .                                  Australia                               50%
Tidewater Port Jackson Marine Pty. Ltd. . .                                  Australia                               50%


                        SUBSIDIARY OF THE COMPANY THROUGH
                         SIN-HAI OFFSHORE CO. PTE. LTD.

Zhong Chang Offshore Marine                                                  People's Republic
  Service Co. Ltd.. . . . . . . . . . . . .                                    of China                             50%


                       SUBSIDIARIES OF THE COMPANY THROUGH
                             TIDEWATER CARIBE, C.A.

Equipo Mara, C.A. . . . . . . . . . . . . .                                  Venezuela                              19.9%
Tidewater Marine Service, C.A.. . . . . . .                                  Venezuela                              100%

                        SUBSIDIARY OF THE COMPANY THROUGH
                TIDEWATER INC. AND ZAPATA GULF MARINE CORPORATION

Jackson Marine Corporation. . . . . . . . .                                  Delaware                               100%


                        SUBSIDIARY OF THE COMPANY THROUGH
              TIDEWATER INC. AND ZAPATA GULF MARINE OPERATORS, INC.

Compania Maritima de Magallanes Limitada. .                                  Chile                                  100%

                       SUBSIDIARIES OF THE COMPANY THROUGH
                             TIDEWATER MARINE, INC.

Pan-Marine do Brasil Transportes Ltda.. . .                                  Brazil                                 100%
Pan-Marine International, Inc.. . . . . . .                                  Cayman Islands                         100%
Tidewater Marine International, Inc.. . . .                                  Panama                                 100%
Tidewater Marine Western, Inc.. . . . . . .                                  Texas                                  100%
Tidex (Malaysia) Sdn. Bhd.. . . . . . . . .                                  Malaysia                               100%
Tidex Nigeria Limited . . . . . . . . . . .                                  Nigeria                                 60%


                        SUBSIDIARY OF THE COMPANY THROUGH
                          TIDEWATER MARINE ALASKA, INC.

Offshore Fleet International Incorporated .                                  Panama                                 100%


                        SUBSIDIARY OF THE COMPANY THROUGH
                      TIDEWATER MARINE INTERNATIONAL, INC.

Tidex/OTS Nigeria Limited (unincorporated).                                  Nigeria                                 50%


                        SUBSIDIARY OF THE COMPANY THROUGH
                         TIDEWATER MARINE SERVICE, C.A.

Equipo Zulia, C.A.. . . . . . . . . . . . .                                  Venezuela                              100%

                       SUBSIDIARIES OF THE COMPANY THROUGH
                          TIDEWATER MARINE (UK) LIMITED

Offshore Marine Limited . . . . . . . . . .                                  United Kingdom                         100%
Zapata Services (U.K.) Limited. . . . . . .                                  United Kingdom                         100%


                       SUBSIDIARIES OF THE COMPANY THROUGH
                             TIDEWATER NAUTICO, INC.

Asie Zapata Marine Service Sdn. Bhd.  . . .                                  Malaysia                                49%
Zapata Marine Service (Nigeria) Limited . .                                  Nigeria                                100%
Zapata Offshore Marine Service Inc.   . . .                                  Liberia                                 50%


                       SUBSIDIARIES OF THE COMPANY THROUGH
                     TIDEWATER PORT JACKSON MARINE PTY. LTD.

Nuigini Energy Services (unincorporated). .                                  New Guinea                              50%
Torrens Ship Builders Pty. Ltd. . . . . . .                                  Australia                               50%
TPJM Nominees Limited . . . . . . . . . . .                                  Vanuatu                                 50%


                        SUBSIDIARY OF THE COMPANY THROUGH
                            TIDEWATER VENEZUELA, C.A.

Tidewater Caribe, C.A.. . . . . . . . . . .                                  Venezuela                              100%


                       SUBSIDIARIES OF THE COMPANY THROUGH
                         ZAPATA GULF MARINE CORPORATION

Gulf Fleet Supply Vessels, Inc. . . . . . .                                  Louisiana                              100%
Marine Transportation Services Sea-Barge
  Group, Inc. . . . . . . . . . . . . . . .                                  Delaware                                60%
Quality Shipyards, Inc. . . . . . . . . . .                                  Louisiana                              100%
Southern Ocean Services Pte. Ltd. . . . . .                                  Singapore                              100%
Tidewater Marine (UK) Limited . . . . . . .                                  United Kingdom                         100%


                       SUBSIDIARIES OF THE COMPANY THROUGH
                    ZAPATA GULF MARINE INTERNATIONAL LIMITED

Lamnalco-Tidewater Marine Service Limited                                    Vanuatu                                 50%
Maritide Offshore Oil Services
  Company S.A.E.. . . . . . . . . . . . . .                                  Egypt                                   49%
Zapata Gulf Indonesia Limited . . . . . . .                                  Vanuatu                                 80%

                       SUBSIDIARIES OF THE COMPANY THROUGH
                       ZAPATA GULF MARINE OPERATORS, INC.


Antilles Marine Service Limited . . . . . .                                  Trinidad & Tobago                       50%
Zapata Servicos Maritimos Ltda. . . . . . .                                  Brazil                                 100%*


                        SUBSIDIARY OF THE COMPANY THROUGH
                       ZAPATA OFFSHORE MARINE SERVICE INC.

Shanghai Zapata Houlder Marine Service                                       People's Republic
  Corp. Ltd.. . . . . . . . . . . . . . . .                                    of China                              50%

* Includes Zapata Gulf Marine Corporation's ownership of 15% of the capital stock and Gulf Fleet Supply Vessels, Inc.'s ownership of 3% of the capital stock.